Goodwill	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 8 – Goodwill

As of December 31, 2021, the value of goodwill of $71,045 was recorded due to acquisition of 51% equity interest of Mercu Tekun Sdn. Bhd. Goodwill is not amortized but tested for impairment annually. On December 31, 2024, the goodwill was re-translated at year end closing rate and fully impaired, resulting in an impairment loss recognized in the consolidated financial statements.

	Year ended Dec 31, 2024	Year ended Dec 31, 2023
	(Audited)	(Audited)
Goodwill	$71,045	$71,045
Impairment loss	$(66,252)	$-
Foreign exchange translation	$(4,793)	$(6,467)
Total goodwill	$-	$64,578